Subsequent Events	6 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

On January 18, 2023, the Company entered into certain securities purchase agreement with certain non-affiliated institutional investors pursuant to which the Company agreed to sell 1,569,444 of its Class A ordinary shares and warrants to purchase 2,354,166 Ordinary Shares in a registered direct offering for gross proceeds of approximately $7.1 million. The Warrants will be exercisable immediately following the date of issuance for a period of five years at an initial exercise price of $4.50. The purchase price for each Ordinary Share and the corresponding Warrant is $4.50. The Company intends to use the net proceeds from the Offering for research and development & commercialization of blockchain software, acquiring crypto-currency mining and for working capital and general corporate purposes. The Offering closed on January 20, 2023.

On January 25, 2023, the Company entered into certain Warrant Purchase Agreement with certain accredited investors pursuant to which the Company agreed to buy back warrants held by the Sellers with the right to purchase an aggregate of 10,549,000 ordinary shares, no par value, of the Company, with an exercise price of $1.50 per Ordinary Share and an expiration date of July 20, 2026, and warrants with the right to purchase an aggregate of 5,549,000 Ordinary Shares, with an exercise price of $3.60 per Ordinary Share and an expiration date of October 30, 2026. The Warrants were sold to these Sellers in previous transactions that closed on July 20, 2021 and April 30, 2021. The purchase price for each Warrant is $0.40.